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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  ------------




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 17, 1998
                        (Date of earliest event reported)


                          INCYTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-27488             94-3136539
  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)


                 3174 Porter Drive, Palo Alto, California, 94304
             (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:  (650) 855-0555




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Item 5. Other Events.
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        On Monday, August 17, 1998, Incyte Pharmaceuticals, Inc. (the "Company")
announced that it entered into an agreement to acquire Hexagen plc, a privately held company based in Cambridge, England. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

        (c) Exhibits

        99.1    Press release dated August 17, 1998.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated:  August 21, 1998.


                                        INCYTE PHARMACEUTICALS, INC.



                                        By       /s/ Denise Gilbert
                                           --------------------------------

                                        Name     Denise Gilbert
                                             ------------------------------

                                        Title    Chief Financial Officer
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